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                              IMMULABS CORPORATION

                          Filing Type: 8-K / A
                          Description: Amended Current Report
                          Filing Date: January 8, 2000
                           Period End: December 20, 2000

                     Primary Exchange: Over the Counter Includes OTC and OTCBB
                               Ticker: IMLB



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                                Table of Contents


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             To jump to a section, double-click on the section name.


                                      8-K/A

ITEM 4.........................................................................1
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ITEM 7.........................................................................2







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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

      Pursuant to Section 13 or 15d of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported):December 20, 2000


                              IMMULABS CORPORATION
             (Exact name of registrant as specified in its charter)



         Colorado                   0-26760                  84-1286065
 (State of Incorporation)         (Commission              (I.R.S Employer
                                  File Number)           Identification No.)


                            15945 Quality Trail North
                             Scandia, Minnesota 55073
              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code      (888) 763-6547





              (Former name, former address and former fiscal year,
                         if changed since last report.)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On December 8, 2000, Scott Hatfield C.P.A. ("Hatfield"), then Auditor for the Company, advised the Company by letter in writing received December 13, 2000 (and copied to the U.S. Securities and Exchange Commission) that he declined reappointment as independent certified public accountants for the audit period ending December 31, 2000 and would be ceasing to act in said capacity effective upon receipt of such letter by the parties. The Board of Directors of the Company have accepted the resignation and are seeking a replacement auditor. The Company expects its future reports to be filed in the ordinary course without disruption.

         Each of  Hatfield's  audit  reports for the  previous two years did not
contain  an  adverse  opinion.   However,  each  opinion  was  qualified  as  to
uncertainty and contained the following paragraph:

"The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note A to the financial statements, the Company has no viable operations or significant assets and is dependent upon significant shareholders to provide sufficient working capital to maintain the integrity of the corporate entity. These circumstances create substantial doubt about the company's ability to continue as a going concern and are discussed in note A. The financial statements do not contain any adjustments that might result from the outcome of these uncertainties."

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                  During  the  Company's  two most  recent  fiscal  years  ended
December 31, 1999 and during the interim period from December 31, 1999 through December 8, 2000, there were not any disagreements with the former accountant on
any  matter  of  accounting   principles  or  practices,   financial   statement
disclosure, or auditing scope or procedure. In particular, there was not in that period any disagreement which if not resolved to the satisfaction of Hatfield, would have caused Hatfield to make reference to the subject matter of the disagreements in connection with its report on the financial statements for those years. Further, there was not, in the Company's two most recent fiscal years ended December 31, 1999 and during the interim period from December 31, 1999 through December 8, 2000, any difference of opinion between the former accountant and the Company related to any matters in Regulation S-K 229.304 a
(1) (v)(A) through (D), nor will there be, due to the accountant's resignation, any issue remaining unresolved to the former accountant's satisfaction.

         The decision to accept the accountant's declination of reappointment and action to approve change of accountants was made by the Board of Directors. Hatfield's resignation letter and requested letter addressed to the U.S.
Securities  and Exchange  Commission  accompany  this report at Exhibit 16.1 and
16.2 respectively.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         Financial Statements - None
         Exhibiy 16.1 - letter of Resignation from S.W. Hatfield, CPA
         Exhibit 16.2 - amended letter from S.W. Hatfield, CPA to Company


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Date: December   , 2000

                                       IMMULABS CORPORATION


                                       By: /s/ Bruce  Deildal
                                          --------------------------------

                                          Bruce Deildal
                                          President

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